                                                                    EXHIBIT 10.6

                                AMENDMENT NO. 1
                                       TO
                          TRADEMARK LICENSE AGREEMENT



          This Amendment No. 1 to Trademark License Agreement (the "Amendment") is entered into as of this 9th day of December, 1996 by and among Lanco, Inc., a Delaware corporation ("Lanco"), Lernco, Inc., a Delaware corporation ("Lernco"), Limited Stores, Inc., a Delaware corporation ("Limited Stores"), Lane Bryant, Inc., a Delaware corporation ("Lane Bryant"), Lane Bryant Direct Holding, Inc. ("LBDH") a Delaware corporation (as successor corporation to Lane Bryant Direct, Inc. and Lerner Direct, Inc.), and Brylane, L.P., a Delaware limited partnership ("Brylane").

          WHEREAS, on August 20, 1993, certain of the parties hereto entered into a Trademark License Agreement (the "Agreement") providing for (i) the licensing of certain trademarks by Lanco, Lernco, Limited Stores and Lane Bryant to LBDH pursuant to the terms and subject to the conditions set forth in the Agreement and (ii) the assignment by LBDH of the Agreement and the licenses therewith to Brylane;

          WHEREAS, pursuant to terms and subject to the conditions set forth in the Agreement, Lerner Stores, Inc. licensed certain trademarks to LBDH which were subsequently assigned to Brylane, but did not execute the Agreement as a party thereto, and the signature block for Lernco incorrectly referred to "Lerner, Inc."; and

          WHEREAS, the parties to the Agreement desire to amend the Agreement as set forth herein and to provide for the addition of Lerner Stores, Inc. as a party thereto and to have Lernco confirm its execution of the Agreement.

          NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties hereby agree as follows:

          1.   Amendment of Agreement.
               ----------------------

               (a) Clause (ii)A of Section 6.1(a) is amended to read in its entirety as follows:

               "(A) the date on which VGP, VLP and their Affiliates, on the one hand, and the Brylane Entities and their Affiliates, on the other hand, own Units constituting less than one-half of the Units owned by such entities on the Closing of the transactions contemplated by that certain Asset Purchase Agreement by and among the TJX Companies, Inc., a Delaware corporation ("TJX"), Chadwick's Inc., a Massachusetts corporation and a
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          wholly-owned subsidiary of TJX ("Chadwick's") and the Partnership dated October 18, 1996 (the "Purchase Agreement," and the term "Closing" shall have the meaning herein assigned to such term in the Purchase Agreement),"

               (b) A new sentence shall be added to the end of Section 6.1 (a) as follows:

               "Units issued to (i) each of the FS Limited Partner, Chadwick's, Leeway & Co., a Massachusetts limited partnership, as nominee for the Long-Term Investment Trust, a Massachusetts business trust ("Leeway") and the NYNEX Master Trust ("NYNEX") pursuant to Amendment No. 8 to the Partnership Agreement dated effective as of the Closing ("Amendment No. 8") and (ii) WearGuard Corporation, a Delaware Corporation, pursuant to Amendments No. 5 and No. 6 to the Partnership Agreement dated as of September 22, 1995 and October 16, 1995, respectively, and Amendment No. 8 shall be excluded from any determination under Section 6.1(a)(ii)(C) hereof (including a determination under Section 6.1(a)(ii)(C) pursuant to the fourth sentence of this Section 6.1(a))."

              (c) From and after the consummation of the Initial Public Offering (as defined in that certain Incorporation and Exchange Agreement dated as of October 14, 1996 by and among FS Equity Partners II, L.P., FS Equity Partners III, L.P., FS Equity Partners International, L.P., LBDH, The Limited, Inc., WearGuard Corporation and Brylane Inc., as amended from time to time), all references to "VGP, VLP and their Affiliates" contained in Section 6.1 shall thereafter be deemed to be a reference to the FS Funds and their Affiliates.

          2.   Addition of Lerner Stores, Inc.; Lernco Execution of the
               --------------------------------------------------------
Agreement.  Lerner Stores, Inc. hereby confirms and agrees that it shall be
---------
bound by all of the provisions of (i) the Agreement and (ii) the Electronic Media Trademark License Agreement (the "Electronic Media Agreement") dated as of August 20, 1993 among Lanco, Lernco, Limited Stores, Lane Bryant and LBDH, binding upon "Lernco, Inc.," in each case as if it were an original signatory as of August 30, 1994 to the Agreement and the Electronic Media Agreement. Lernco hereby confirms that the signature block "Lerner, Inc." in the Agreement and the Electronic Media Agreement was intended to refer to Lernco and that it is bound by all of the provisions of the Agreement and the Electronic Media Agreement, binding upon Lernco.

                                       2.
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          3.   Ratification of Agreement.  As amended by this Amendment, the
               -------------------------
Agreement is in all respects ratified and confirmed and as so amended by this Amendment shall be read, taken and construed as one and the same instrument. Except as expressly amended hereby, the Agreement shall remain in full force and effect.

          4.   Defined Terms.  Each reference in the Agreement to this
               -------------
"Agreement", "hereof", "herein", "hereunder" or "hereby" and each other similar reference shall be deemed to refer to the Agreement as amended hereby.

          5.   Governing Law.  This Amendment shall be governed by and construed
               -------------
in accordance with the laws of the State of New York.

          6.   Counterparts.  This Amendment may be executed in any number of
               ------------
counterparts, each of which when so executed shall be deemed to be an original, but all of such counterparts shall together constitute one and the same instrument.

          IN WITNESS WHEREOF, the parties have executed this Amendment this 9th day of December, 1996.


                              Lanco, Inc.


                              By:________________________________
                                    Title:


                              Lernco, Inc.


                              By:________________________________
                                    Title:


                              Limited Stores, Inc.


                              By:________________________________
                                    Title:



                    [signatures continued on following page]

                                      3.
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                            [signature page, cont'd]


                              Lane Bryant, Inc.


                              By:________________________________
                                    Title:


                              Lerner Stores, Inc.


                              By:________________________________
                                    Title:


                              Lane Bryant Direct Holding, Inc.


                              By:________________________________
                                    Title:


                              Brylane, L.P.
                              By:  VGP Corporation
                              Its: General Partner


                              By:________________________________



                                      4.